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                                                                   EXHIBIT 10.12

                                LOCK-UP AGREEMENT

         THIS Lock-Up Agreement dated March 31, 1999 (the "Agreement") by and between Optimal Communications, Inc. (the "Corporation") and BACE Investments, LLC("Purchaser") adds additional stock transfer restrictions to the Agreement as follows:

Transfer Restrictions. Unless otherwise agreed by the Corporation, except for transfers to: a) Purchaser's Members and their immediate family members who agree to be bound by the restrictions set forth in this Addendum (and a copy of such agreement is furnished to the Corporation prior to the transfer); b) trusts, limited partnerships or other estate planning entities for the benefit of the Purchaser, Members of the Purchaser or the family members of the Purchaser's Members, the trustees, partners or other persons having authority to bind the trust, limited partnership or other estate planning entity of which agree to be bound by such restrictions (and a copy of such agreement is furnished to the Corporation prior to the transfer); or c) any charitable organization that qualifies for receipt of charitable contributions under
Section 170(c) of the Code and such organization agrees to be bound by such restrictions, the Purchaser or Purchaser's Members will not sell, assign, exchange, transfer, pledge, or otherwise dispose of at any time prior to the date which is 18 months after the initial public offering of the Corporation's stock ("IPO") of any shares of the Corporation's stock owned by the Purchaser or Purchaser's Members or received by the Purchaser or Purchaser's Members as part of any stock option plan of the Corporation ("Shares"). Thereafter, up to 33.33% of the Shares may be resold at any time, and an additional 16.67% of the Shares may be resold by the Purchaser or Purchaser's Members beginning 24 months after the IPO. Any remaining Shares may not be sold until the earlier to occur of 1) the sale of all or substantially all of the assets or outstanding shares of the Corporation, or 2) five years after the IPO. Certificates for the Shares will bear a legend substantially in the form set forth on page 3 of the Stock Purchase Agreement.

                                        PURCHASER:

                                        BACE Investments, LLC


                                        By:  /s/ Richard M. Tyler
                                             ----------------------------

                                             Richard M. Tyler
                                             ----------------------------
                                             (Print Name)

                                        Its: Member
                                             ----------------------------

                                        OPTIMAL COMMUNICATIONS, INC.


                                        By:  /s/ Craig J. Zoellner
                                             ----------------------------

                                            Craig J. Zoellner
                                            ----------------------------
                                            (Print Name)

                                        Its: President
                                             ----------------------------